Exhibit 99.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Harrington West Financial Group, Inc.(the “Company”) on Form 10-Q for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned’s best knowledge and belief:

     (a)  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (b)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 19th day of December, 2002.

Harrington West Financial Group, Inc. (“Company”)

/s/ Craig J. Cerny Craig J. Cerny Chairman of the Board and Chief Executive Officer

/s/ Sean Callow Sean Callow Senior Vice President and Chief Financial Officer